UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 29, 2021
(Date of earliest event reported)
Commission file number 001-36440

AVANOS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		46-4987888
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)
5405 Windward Parkway
Suite 100 South
Alpharetta,	Georgia	30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (844) 428-2667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock - $0.01 Par Value	AVNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting on April 29, 2021. For more information on the proposals presented at the meeting, see the 2021 Proxy Statement, including the additional proxy soliciting materials (collectively, “2021 Proxy Statement”), the relevant portions of which are incorporated herein by reference. The following are the final voting results on the proposals which are described in our 2021 Proxy Statement:
1.The stockholders elected each of the two nominees to the Board of Directors for a one-year term by a majority of the votes cast:

Director	For	Against	Withhold	Broker Non-Votes
Gary Blackford	36,808,096	—	5,718,790	2,675,340
Patrick O’Leary	42,005,738	—	521,148	2,675,340
2.The stockholders ratified the appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm to audit the Company's 2021 financial statements:

For	44,263,830
Against	898,034
Abstain	40,362
Broker Non-Votes	—
3.The stockholders approved the advisory resolution approving executive compensation:

For	39,882,260
Against	2,533,328
Abstain	111,298
Broker Non-Votes	2,675,340
4.The stockholders approved the frequency of an advisory vote on named executive officer compensation, approving a frequency of every one year:

One Year	40,167,712
Two Years	30,950
Three Years	2,242,629
Abstain	85,595
5.The stockholders approved the Company’s 2021 Long Term Incentive Plan:

For	41,390,684
Against	1,036,740
Abstain	99,462
Broker Non-Votes	2,675,340

Item 9.01    Financial Statements and Exhibits
(d)Exhibits.
    The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANOS MEDICAL, INC.

Date:	May 4, 2021	By:	/s/ S. Ross Mansbach
S. Ross Mansbach Senior Vice President, Interim General Counsel and Corporate Secretary